UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

Revvity, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 4th Avenue, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	RVTY	The New York Stock Exchange
1.875% Notes due 2026	RVTY26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Organization or Bylaws; Change in Fiscal Year

At the annual meeting of shareholders of Revvity, Inc. (the “Company”) held on April 22, 2025, the shareholders voted on and approved a proposal to amend the Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), to implement a majority voting standard for specified corporate actions (the “Majority Voting Standard”). On April 23, 2025, the Company filed articles of amendment to the Articles of Organization (the “Articles of Amendment”) with the Secretary of the Commonwealth of Massachusetts (the “Secretary of the Commonwealth”) to effect the amendments to the Articles of Organization approved by the shareholders. Subsequently, on the same day, the Company filed articles of correction to the Articles of Organization (the “Articles of Correction”) with the Secretary of the Commonwealth to include a page of the Articles of Amendment that was included in the Company’s transmission of the Articles of Amendment to the Secretary of the Commonwealth but which was not received by the Secretary of the Commonwealth. Copies of the Articles of Amendment and the Articles of Correction, both effective as of April 23, 2025, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

In connection with the Majority Voting Standard, the board of directors of the Company approved an amendment and restatement of the Company’s Amended and Restated By-laws (prior to such amendment and restatement, the “Prior By-laws”) to, among other updates, implement the Majority Voting Standard (as amended and restated, the “Amended and Restated By-laws”) effective as of April 24, 2025. A copy of the Amended and Restated By-laws, in redline form to show the amendments made by the Company to the Prior By-laws, is attached hereto as Exhibit 3.3 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on April 22, 2025, the shareholders voted on the following proposals:

•	a proposal to elect the ten nominees for director named below for terms of one year each;

•	a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	a proposal to approve, by non-binding advisory vote, the Company’s executive compensation;

•	a proposal to amend the Company’s Restated Articles of Organization, as amended, and the Company’s Amended and Restated By-laws to implement the Majority Voting Standard; and

•	a shareholder proposal regarding ability to call special shareholder meeting.

The shareholders elected each of the nominees to serve as a director for a term of one year. The final number of votes cast for or against or abstaining and the number of broker non-votes for each nominee are listed below. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the proposal to approve, by non-binding advisory vote, the Company’s executive compensation, and the proposal to amend the Company’s Restated Articles of Organization, as amended, and the Company’s Amended and Restated By-laws to implement the Majority Voting Standard were also approved. The final number of votes cast for or against or abstaining from voting on those three proposals and the number of broker non-votes on the executive compensation proposal and the Majority Voting Standard proposal are listed below. The shareholder proposal regarding ability to call special shareholder meeting was approved. The final number of votes cast for or against or abstaining from voting and the number of broker non-votes on that proposal are listed below.

Proposal #1 – To elect the following nominees as our directors for terms of one year each:

Name	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
Peter Barrett, PhD	97,163,257	4,306,671	54,311	4,155,796
Samuel R. Chapin	100,030,553	1,420,897	72,789	4,155,796
Michael A. Klobuchar	101,183,877	280,115	60,247	4,155,796
Michelle McMurray-Heath, MD, PhD	101,281,324	193,378	49,537	4,155,796
Alexis P. Michas	98,367,736	3,103,143	53,360	4,155,796
Prahlad R. Singh, PhD	101,268,785	197,380	58,074	4,155,796
Sophie V. Vandebroek, PhD	101,272,302	198,804	53,133	4,155,796
Michael Vounatsos	98,842,306	2,608,120	73,813	4,155,796
Frank Witney, PhD	100,141,849	1,322,316	60,074	4,155,796
Pascale Witz	101,267,012	197,912	59,315	4,155,796

Proposal #2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
103,598,283	1,968,762	112,990	0

Proposal #3 – To approve, by non-binding advisory vote, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
92,835,062	8,444,564	244,613	4,155,796

Proposal #4 – To amend the Company’s Restated Articles of Organization, as amended, and the Company’s Amended and Restated By-laws to implement the Majority Voting Standard.

For	Against	Abstain	Broker Non-Votes
98,409,372	363,712	2,751,155	4,155,796

Proposal #5- Shareholder proposal regarding ability to call special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
66,916,220	35,272,422	335,597	4,155,796

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Restated Articles of Organization, as amended, effective as of April 23, 2025.

3.2	Articles of Correction to Restated Articles of Organization, as amended, effective as of April 23, 2025.

3.3	Amended and Restated By-laws, redlined for amendments effective as of April 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVVITY, INC.

Date: April 25, 2025	By:	/s/ John L. Healy
John L. Healy
Vice President and Assistant Secretary